SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                               __________________

        Date of Report (Date of earliest event reported): August 3, 2009
                                                          --------------

                        China Crescent Enterprises, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Nevada                         0-14306                    84-0928627
        ------                         -------                    ----------
(State of Incorporation or     (Commission File Number)       (I.R.S. Employer
     Organization)                                           Identification No.)

             14860 Montfort Drive, Suite 210
                      Dallas, Texas                                75254
                      -------------                                -----
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (214) 722-3040
                                                           --------------

Copies to:
                      Law Offices of Michael Littman, Esq.
                                7609 Ralston Road
                                Arvada, CO 80002
                              Phone: (303) 422-8127
                               Fax: (303) 431-1567

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14z-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01- Changes in Registrant's Certifying Accountant

(a) On August 3, 2009, the Board of Directors of China Crescent Enterprises, Inc. (the "Registrant") terminated the services of Pollard-Kelley Auditing Services, Inc. ("PKASI"), as the Registrant's's independent auditors. The Registrant's's Board of Director has accepted the resignation of PKASI. None of the accountant's reports of PKASI on the Registrant's financial statements contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period from the Registrant's two most recent fiscal years and the subsequent interim periods thereto preceding the termination date, there were no disagreements with PKASI on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to PKASI's satisfaction would have caused PKASI to make reference to the subject matter of the disagreements in connection with its report on the Registrant's financial statements.

     The Registrant provided PKASI a copy of the above disclosure and requested that they furnish a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether or not PKASI agrees with the statements made above. A copy of PKASI's letter to the Commission is attached hereto as Exhibit 16.1.

(b) On August 3, 2009, the Board of Directors approved the engagement of Hamilton, PC as the Registrant's independent registered public accounting firm. During the Registrant's fiscal 2008 and fiscal 2007 and through August 3, 2009, the date on which Hamilton, PC's appointment was approved, neither the Registrant nor anyone on the Registrant's behalf consulted with Hamilton, PC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, nor has Hamilton, PC provided to the Registrant a written report or oral advice that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing, or factual reporting issue, or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v) respectively, of Regulation S-K with Hamilton, PC.

Item 9.01    Financial Statements and Exhibits.

(c)   Exhibits

EXHIBIT NO.                                 DESCRIPTION
-----------                                 -----------

16.1 Letter from Pollard-Kelley Auditing Services, Inc. to the Securities Exchange Commission.





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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 18, 2009
                                        China Crescent Enterprises, Inc.

                                        By: /s/ Philip J. Rauch
                                            ------------------------------------
                                            Philip J. Rauch
                                            Chief Financial Officer



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